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                                                hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number    811-04963
                                   ------------------------------------

                                The Berwyn Funds
  ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    1189 Lancaster Avenue           Berwyn, Pennsylvania              19312
--------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip code)

                                  Kevin M. Ryan

   The Killen Group, Inc.        1189 Lancaster Avenue          Berwyn, PA 19312
  ------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222
                                                     ------------------

Date of fiscal year end:     December 31, 2006
                        -----------------------------------------------

Date of reporting period:    December 31, 2006
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


================================================================================






                                THE BERWYN FUNDS           [GRAPHIC OMITTED]



                               BERWYN FUND SERIES
                           BERWYN INCOME FUND SERIES
                         BERWYN CORNERSTONE FUND SERIES










   Shareholder Services                                               no load
   Ultimus Fund Solutions, LLC                                   mutual funds
   P.O. Box 46707
   Cincinnati, OH 45246-0707
   1-800-992-6757

================================================================================


                                 ANNUAL REPORT
                               DECEMBER 31, 2006

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================

                                                                           PAGE
                                                                          ------

Letter from the President...............................................   3-4

Berwyn Fund Portfolio Manager's Letter..................................   5-7

   Growth of a $10,000 Investment.......................................     7

Berwyn Income Fund Portfolio Manager's Letter...........................   8-9

   Growth of a $10,000 Investment.......................................    10

Berwyn Cornerstone Fund Portfolio Manager's Letter...................... 11-13

   Growth of a $10,000 Investment.......................................    14

Statements of Assets and Liabilities....................................    15

Statements of Operations................................................    16

Statements of Changes In Net Assets.....................................    17

Financial Highlights - Berwyn Fund......................................    18

Financial Highlights - Berwyn Income Fund...............................    19

Financial Highlights - Berwyn Cornerstone Fund..........................    20

Schedule of Investments - Berwyn Fund................................... 21-23

Schedule of Investments - Berwyn Income Fund............................ 24-28

Schedule of Investments - Berwyn Cornerstone Fund....................... 29-30

Notes to Financial Statements........................................... 31-36

Report of Independent Registered Public Accounting Firm.................    37

About Your Funds' Expenses.............................................. 38-39

Federal Tax Information.................................................    39

Board of Trustees and Executive Officers................................ 40-41

Other Information.......................................................    41

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                                THE BERWYN FUNDS

                            LETTER FROM THE PRESIDENT

January 25, 2007

Dear Shareholder:

The Berwyn Funds experienced another successful year in 2006. Our largest fund, the Berwyn Income Fund (BIF) rose 8.65 percent on a total return basis while maintaining a portfolio heavily weighted with conservative fixed income investments. The Berwyn Fund (BF), our small-cap fund, had a total return of
6.71 percent. The BF has had a series of excellent years in the recent past and, after a sluggish start in 2006, finished the year with a strong fourth quarter. The Berwyn Cornerstone Fund (BCF), which invests in mid and large-cap stocks, advanced 18.28 percent on a total return basis. The BCF was able to take advantage of an increased interest in larger capitalization companies on the part of institutional investors.

In general, the financial markets performed well during 2006. In spite of the fact that interest rates rose, energy prices remained high and the war in Iraq worsened, the U.S. economy continued to grow at a reasonable pace. The Standard and Poor's 500 Index rose 15.79 percent reflecting the strength in many large-cap stocks, including those in the Telecommunications and Energy industries. However, the long-term boom in Residential Housing clearly came to an end and companies in that industry saw their stock prices continue the weakness that began in mid-2005. Amidst changing and more stringent government regulations, the Health Care industry also struggled and many Consumer stocks had a difficult time as higher gasoline prices and other energy related expenses put financial pressure on middle and lower income families.

Despite the facts that the major indices did well last year and that the problems cited above have not disappeared, I am optimistic about 2007. The reason for my optimism is that in 2006, beneath the external performance of the averages, divergences occurred that created investment values that did not exist in 2005. I believe that our research team has taken advantage of the opportunities offered by the marketplace and that The Berwyn Funds are well positioned. If the economy remains healthy, these new additions to our investment portfolios should provide the platform for a successful 2007.

On balance, the BIF remains conservatively postured as far as its fixed income investments are concerned, but continues to invest in a number of attractive, dividend paying common stocks that could bolster the more predictable returns expected from the fixed income portion of the portfolio.

After several above average return years, the managers of the BF found it necessary to make significant changes to reinvigorate the portfolio and I believe that this Fund has the proper risk to reward characteristics to maintain the momentum it experienced in last year's fourth quarter. As you may recall, the BF was temporarily closed to new investors in early January of last year. However, due to the availability of more attractive small-cap stocks, the Board of Trustees voted to reopen the Fund this past December.

Last year your Board of Trustees voted to allow the BCF to invest a portion of its assets in large-cap stocks as well as mid-cap stocks. This change gives the Fund managers more flexibility and has permitted them to take advantage of what proved to be a number of excellent values in the large-cap sector this past year. These situations should continue to positively impact this year's performance.

From an operational standpoint, The Berwyn Funds also performed well. Our research staff remained unchanged, expense ratio goals were met, assets under management remained at healthy levels and there were no accounting, or Trust governance, issues. At the foundation of all our work is a strict adherence to a "bottom up" fundamental approach that we believe results in long-term "growth through value."

Finally, I thank you for your support and confidence.

Very truly yours,


/s/ Robert E. Killen

Robert E. Killen,
President

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS AND SHOULD BE READ BEFORE INVESTING. THE FUNDS' PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUNDS' WEB SITE (WWW.THEBERWYNFUNDS.COM) OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                                   BERWYN FUND

                          A SERIES OF THE BERWYN FUNDS

January 25, 2007

Dear Berwyn Fund Shareholder:

Berwyn Fund's (BF) net asset value per share fell from $29.67 to $28.81 for the year 2006. However, after accounting for a year-end distribution in the amount of $2.87, the BF registered a 6.71 percent total return gain for the twelve-month period. Most of the distribution, $2.82, qualified as a long-term capital gain, while only $0.05 was categorized as ordinary income.

Last year's gain came after three consecutive years of double digit total returns and after six years of outperforming our benchmark index, the Russell 2000. Unfortunately, the need to reinvigorate the portfolio, the absence of compelling values at the beginning of 2006 and some modest missteps prevented us from outperforming either our benchmark index or the major stock market averages during the first nine months of the year. This situation began to reverse in the fourth quarter as the performance of a number of our undervalued holdings started to improve. During 2006 the Russell 2000 Index had a total return of
18.37 percent.

During the entirety of this past year we focused on eliminating, or reducing, our exposure to stocks where the risk to reward characteristics were no longer in our favor. Stocks eliminated from the portfolio included: Cooper Tire and Rubber Co., Drew Industries, Duquesne Light Holdings, EPIQ Systems, Inc., Esterline Corp., International Coal Group, Inc., Russell Corp. and Westmoreland Coal Co. In addition, partial positions were sold at a profit in the following stocks: COHU, Inc., Callon Petroleum Co., IHOP Corp., LaBranche & Co., Inc., MTS Systems Corp., Neoware, Inc., Southwestern Energy Co. and Vital Signs, Inc. In 2006, but particularly in the second half after the market suffered a sinking spell, we began to become more aggressive buyers of stocks that we believed had fallen into our range of good value. New purchases included: CFS Bancorp, Chiquita Brands International, Gold Kist, Inc., Hooker Furniture Corp., Input/Output, Inc., Monaco Coach Corp., and Wabash National Corp.

==========================================

                BERWYN FUND
        TOTAL INVESTMENTS AND CASH
          (% OF TOTAL INVESTMENTS)
       DECEMBER 31, 2006 (UNAUDITED)

          Materials - 6.4%
          Industrials - 16.9%
          Consumer Discretionary - 16.6%
          Consumer Staples - 7.6%
[GRAPHIC  Energy - 13.4%
OMITTED]  Financials - 10.8%
          Health Care - 7.8%
          Information Technology - 16.6%
          Short-Term Investments - 3.9%

==========================================

The BF's biggest gainers this past year included Hercules, Inc., +70.9 percent, Gold Kist, Inc., +66.3 percent, Gulf Island Fabrication, Inc., +53.4 percent, Input/Output Corp., +53.5 percent and Sensient

Technologies Corp., +41.6 percent. Gold Kist was the target of a takeover offer by a competitor and those shares were tendered for cash at the beginning of 2007. Our 2006 performance was negatively impacted by three significant losers:
International Coal Group, Inc., -51.1 percent, Cooper Tire and Rubber Co., -47.1 percent and Neoware, Inc., -43.3 percent. Our timing in purchasing International Coal and Cooper Tire was poor and, as indicated in the preceding paragraph, both of these were sold prior to year-end, which helped to reduce the taxable capital gain distribution. With Neoware, however, we used the weakness as an opportunity to buy more shares. BF's under-performance last year can also be attributed to our selling of big gainers in 2005 and the first half of 2006 that had become, in our opinion, fair-valued to overvalued. In many instances, these stocks, which were in popular industry sectors such as Industrials and Materials, continued to rally while the replacement stocks, undervalued and with lower P/E multiples, performed relatively poorly through early August.

In last year's letter we said that it had become increasingly difficult to find attractive investment candidates, the rally in small-cap stocks having been in progress since March, 2003. Typically, as bull markets age, the marketplace behaves less homogeneously and divergences appear that can create bargains for value investors even though the market averages are reaching new highs. The Health Care, Furniture Manufacturing and Recreational Vehicle industries are examples of industries in which we believe bargains could be found during 2006. Another example of divergent behavior is the Housing industry. Housing stocks peaked in mid-2005, long before the industry slump began, and have been trading well off their all-time highs. Although we have not bought any stocks in this industry as yet, it is one of the areas that we may be investigating later this year. We believe that the opportunistic sales and purchases that we have executed over the past year improved the risk/reward characteristics of the BF and we are better positioned for long-term growth than we were at this time last year.

At year-end, the BF held 39 stocks in the portfolio as compared to 41 last year. Net assets were $149 million as compared to $186 million at the end of 2005. The accompanying pie chart illustrates the industries in which these assets are invested. In general, your management team attempts to maintain investment exposure to all of the major industry groups, but, when deemed to be prudent, we will disproportionately increase our exposure to a particular industry group or avoid an industry group that we consider unattractive. The weighted average market capitalization of the stocks in the BF was $881 million at year-end, compared to $839 million at the end of 2005. New investment candidates must have a market capitalization of at least $125 million, but almost always have a market capitalization less than $1.25 billion. On the next page is a graph of the BF's ten-year performance record and that of the Russell 2000 Index. As shown in the illustration, your Fund underperformed the Index in 1998, 1999 and 2006, but has outperformed over the ten-year period.

Your management team thanks you for your support and is working vigorously to maintain and improve our record of long-term growth.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------

   FUND PERFORMANCE FOR PERIODS ENDED 12/31/06 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year        Five Years        Ten Years
                                --------        ----------        ---------
    Berwyn Fund                   6.71%           15.48%            10.18%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN FUND SERIES (BF) ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE BF CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.



            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN BERWYN FUND AND RUSSELL 2000 INDEX

                               [GRAPHIC OMITTED]

              Dec 1996   Dec 1997   Dec 1998   Dec 1999   Dec 2000   Dec 2001   Dec 2002   Dec 2003   Dec 2004   Dec 2005   Dec 2006
              --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Berwyn Fund  $  10,000  $  12,606  $  10,223  $   9,753  $   9,958  $  12,839  $  11,956  $  17,935  $  22,029  $  24,712  $  26,370

Russell 2000
 Index       $  10,000  $  12,236  $  11,924  $  14,459  $  14,022  $  14,372  $  11,428  $  16,828  $  19,913  $  20,819  $  24,643

Past performance is not predictive of future performance.

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                               BERWYN INCOME FUND

                          A SERIES OF THE BERWYN FUNDS

January 25, 2007

Dear Berwyn Income Fund Shareholder:

The total return to  shareholders  of the Berwyn  Income Fund (BIF) for 2006 was
8.65 percent. Net asset value per share increased from $11.85 on December 31, 2005 to $12.28 on December 31, 2006. Quarterly dividends of $0.57 were distributed from net investment income, compared to $0.51 in 2005. After a lackluster first half, the U.S. financial markets rallied later in the year, providing BIF shareholders with a solid return. Confidence returned that the Federal Reserve Board could maintain a gradual economic expansion in spite of a faltering housing market and that inflation would stay moderate.

In keeping with its objective to generate income while preserving capital in real terms, BIF maintained a diversified portfolio of fixed income securities as well as dividend-paying common stocks. The rally in the second half of the year led to strong annual returns for equities and high yield bonds; however, high-grade corporate and government bond prices were little changed for the year. These results are reflected in our reference indices. The Lipper Income Fund Index, our only reference index with an equity component, produced a total return of 10.44 percent, while the Merrill Lynch High Yield Master II Index and the Citigroup Broad Investment Grade Bond Index produced total returns of 11.78 percent and 4.34 percent, respectively. The Citigroup High Yield Composite Index, another measure of the performance of lower rated bonds, was up 12.59 percent on a total return basis.

==========================================

            BERWYN INCOME FUND
        TOTAL INVESTMENTS AND CASH
          (% OF TOTAL INVESTMENTS)
       DECEMBER 31, 2006 (UNAUDITED)

          Corporate Bonds - 56.6%
          Common Stocks - 24.0%
[GRAPHIC  Preferred Stocks - 0.9%
OMITTED]  Government & Agency - 11.9%
          Short-Term Investments - 6.7%

==========================================

BIF's bond portfolio ranges in credit quality from U.S. Government to lower rated high yield corporate bonds. The overall performance of the bond portfolio was respectable, with the strongest contributions coming from the high yield bonds of Ingles Markets and Cincinnati Bell, as well as the convertible bonds of FEI Co. The bond portfolio was held back by Foot Locker and Wendy's; Foot Locker being viewed as a potential leveraged buyout candidate and Wendy's being the subject of an activist shareholder's campaign. Both of these developments could have negative consequences for bondholders. A moderate shift toward higher quality bonds early in the year did not help performance since lower quality bonds out-performed their higher quality brethen. However, with this conservative stance, BIF's relative performance would benefit if credit yield spreads widened due to an economic slowdown. Also, BIF has kept a conservative position with respect to interest rates, maintaining duration close to its reference indices.

BIF's portfolio of dividend-paying common stocks rallied broadly, with contributions coming from the large, mid and small-cap areas. Best performing large-cap stocks included Heinz, Chevron, Campbell Soup and AstraZeneca. In the mid and small-cap areas, Sonoco Products, Ennis, Inc. and Ingles Markets were top performers. In our third quarter report, we discussed how each of our equity investments has been purchased at a time of particularly low expectations using our value-based research capabilities.

Toward the end of the year, BIF sold Hospitality Property Trust, its only remaining equity investment in a REIT. Over the past two years, BIF has sold a number of REIT investments as increased demand has pushed valuations to high levels, in our opinion. In contrast, BIF's equity portfolio was over-weighted in REITS during the 1998-2003 time frame when this area was less favored. We believe that our disciplined research process leads BIF to undervalued areas of the market place and reduces the price risk inherent in equity investments.

Thank you for your confidence in BIF. We look forward to serving you in the coming years.

 Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.


--------------------------------------------------------------------------------

   FUND PERFORMANCE FOR PERIODS ENDED 12/31/06 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year        Five Years        Ten Years
                                --------        ----------        ---------
    Berwyn Income Fund           8.65%            8.75%             7.22%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Returns for Berwyn Income FUND SERIES (BIF) ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BIF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BIF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.



           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
            BERWYN INCOME FUND, CITIGROUP HIGH YIELD COMPOSITE INDEX
                   AND CITIGROUP BROAD INVESTMENT GRADE INDEX

                                [GRAPHIC OMITTED]

                          Dec 1996  Dec 1997  Dec 1998  Dec 1999  Dec 2000  Dec 2001  Dec 2002  Dec 2003  Dec 2004 Dec 2005 Dec 2006
                          --------  --------  --------  --------  --------  --------  --------  --------  --------------------------
Berwyn Income Fund (BIF)  $ 10,000  $ 11,336  $ 10,818  $ 10,908  $ 11,568  $ 13,201  $ 14,439  $ 16,783  $ 18,122 $ 18,479 $ 20,074

Citigroup High Yield
 Composite Index (HYC)    $ 10,000  $ 11,427  $ 11,889  $ 12,037  $ 11,261  $ 11,817  $ 11,247  $ 14,877  $ 16,508 $ 16,853 $ 18,969

Citigroup Broad Investment
 Grade Index (BIG)        $ 10,000  $  9,036  $ 11,919  $ 11,820  $ 13,190  $ 14,314  $ 15,758  $ 16,420  $ 17,155 $ 17,596 $ 18,358

Past performance is not predictive of future performance.



           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
                BERWYN INCOME FUND, LIPPER INCOME FUND INDEX AND
                    MERRILL LYNCH HIGH YIELD MASTER II INDEX


                               [GRAPHIC OMITTED]

                          Dec 1996  Dec 1997  Dec 1998  Dec 1999  Dec 2000  Dec 2001  Dec 2002  Dec 2003  Dec 2004 Dec 2005 Dec 2006
                          --------  --------  --------  --------  --------  --------  --------  --------  --------------------------
Berwyn Income Fund (BIF) $ 10,000   $ 11,336  $ 10,818  $ 10,908  $ 11,568  $ 13,201  $ 14,439  $ 16,783  $ 18,122 $ 18,479 $ 20,074

Lipper Income
 Fund Index (LII)        $ 10,000   $ 11,845  $ 12,806  $ 13,428  $ 14,140  $ 14,236  $ 13,651  $ 15,823  $ 17,009 $ 17,623 $ 19,463

Merrill Lynch High Yield
 Master II Index
 (MLHYMII)               $ 10,000   $ 11,327  $ 11,661  $ 11,594  $ 11,342  $ 11,850  $ 11,626  $ 14,898  $ 16,518 $ 16,970 $ 18,967


Past performance is not predictive of future performance.


Previously, the Citigroup High Yield Composite Index was used as the BIF's primary high yield bond benchmark. In August 2006, the Advisor decided to use the Merrill Lynch High Yield Master II Index (ML HYMII) as its primary high yield benchmark. The Advisor believes that the ML HYMII Index is a more inclusive index than the Citigroup High Yield Composite Index ("HYC"), giving it a more accurate representation of the overall high yield bond market. HYC is restricted to bonds maturing in no less than 7 years, whereas ML HYMII does not have this restriction. Since the Advisor is not subject to a similar restriction in the selection of high yield bond investments for BIF, the Advisor believes that ML HYMII is the more appropriate high yield benchmark index. In addition, of these two indices, ML HYMII is more widely used and recognized within the investment community as a proxy for the high yield market. Finally, the Advisor believes use of ML HYMII will allow for improved attribution and analysis of bond investment data.

THE BERWYN FUNDS
================================================================================

                               2006 ANNUAL REPORT

                             BERWYN CORNERSTONE FUND

                          A SERIES OF THE BERWYN FUNDS

January 25, 2007

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund's (BCF) net asset value per share increased from $13.11 to $14.80 for the year ended December 31, 2006. Including a long-term capital gain of $0.6375 per share, a short-term capital gain distribution of $0.017 per share and an income dividend of $0.0566, the Fund's total return for the year was 18.28 percent.

BCF's relative performance was strong for the year, outperforming its primary benchmark, the S&P Midcap 400 Index, as well as the S&P 500 Index, which rose
10.32 percent and 15.79 percent, respectively, on a total return basis. The Dow Jones Industrial Average, which rose 19.04 percent during the year, is the only widely followed domestic stock index that outpaced BCF in 2006.

==========================================

         BERWYN CORNERSTONE FUND
        TOTAL INVESTMENTS AND CASH
          (% OF TOTAL INVESTMENTS)
       DECEMBER 31, 2006 (UNAUDITED)

          Materials - 2.6%
          Industrials - 9.4%
          Consumer Discretionary - 13.7%
          Consumer Staples - 8.1%
[GRAPHIC  Energy - 7.6%
OMITTED]  Financials - 9.1%
          Health Care - 13.6%
          Information Technology - 14.2%
          Utilities - 5.2%
          iShares - 8.1%
          Short-Term Investments - 8.4%

==========================================

Stocks that contributed significantly to BCF's 2006 return included CSX Corp, a rail transport company, that was up 37.05 percent, Harley Davidson, which rose
43.56 percent, and CDW Corp, a marketer of information technology products and services, up 31.41 percent. Both Harley and CDW were purchased during calendar year 2006 and contributed to BCF's returns almost immediately. CSX has been in the fund since 2004 and has been a consistent performer over that time. We reduced our position in CSX late in the year as the stock approached what was, in our opinion, a fair value for the company given its prospects. Both Harley and CDW were maintained at full positions, as we believe both companies still offer long-term appreciation potential.

Underperforming stocks last year included TRW, Inc., an automotive parts supplier, down 1.82 percent and UnumProvident, which sells income protection insurance, down 7.25 percent. We are holding both of these underperformers, believing they still have long-term potential to add to the fund's return. The fact that these were the only two stocks in the fund that showed negative returns for the year, combined with their relatively modest declines, was one reason for BCF's superior 2006 performance. We believe that a major benefit of our value-based research process is that selected stocks often have minimal downside price risk, even when short-term earnings or other developments are disappointing. In effect, the market's expectations for these stocks are so low that much of the price risk has been removed.

The strongest sectors of the portfolio during 2006 were not always in the best performing industry sectors, but often in sectors that were out of favor with investors. Health Care and Information Technology were two areas of the market that exhibited below average returns. However, we owned several companies in these areas, such as Baxter International, Inc. and Hewlett Packard Co., that exhibited strong performance and outperformed their sectors by a significant amount. Another lagging area that affected mid and large cap stocks was Housing and Housing Related stocks. While the price-to-earnings ratios of many of these stocks were low entering 2006, we did not purchase them as we believed there was the risk of a continued slowdown in housing demand that was not fully reflected in the stock valuations. We did purchase Home Depot, which is Housing Related, in the late summer of 2006, and have a modest profit in it as of year-end.

The investment climate generated mixed signals for much of 2006. Oil prices continued to be a major theme as prices peaked at $78.40 a barrel in July before moderating late in the year. Driven by energy price increases, inflation remained a concern of the Federal Reserve. As a result, the Fed maintained its policy of measured increases in short-term interest rates into July of last year. The Fed eventually stopped raising rates, holding them steady in the second half, but short rates remained higher than intermediate and long-term rates. Entering 2007, it is unclear what the Fed's path will be on interest rates. If the economy shows excessive signs of slowing, it will most likely become more accommodative during the year. Signs that the economy was responding to prior interest rate moves by the Fed were a slowing in the growth rate of GDP and a significant decline in the housing market. This weakness may be alleviated somewhat by the recent drop in oil prices, which could positively affect inflation and consumer spending.

The numerous economic cross currents at play in 2006 created an environment where GDP continued to expand, but at a reduced pace. Corporate profit growth remained strong during 2006 across most industry sectors. This resulted in a stock market where most indices rose slightly above their average historical rates of return. As usual, the economic and political cross currents will continue into 2007, creating a situation where some sectors and companies can do well, given good execution, while other industries will struggle. We believe such an environment is conducive to our investment approach of striving to create a portfolio of companies where expectations are low and good business performance can lead to an improved stock performance.

In last year's letter we outlined two strategic moves that we were intent on implementing during 2006. These initiatives were increasing the number of holdings in the portfolio and increasing portfolio turnover of the stocks that we held. The net number of holdings in the fund increased to 32 from 27 one year ago as we added seven new names and removed two names during 2006. We are pleased that we accomplished our goal of broadening the number of stocks in the fund and that most of the new additions contributed significantly to our performance. This year we intend to continue the strategy of increasing the number of holdings in the BCF. So far, in early 2007, we have added two new stocks, Intel Corp and Teradyne, and removed one stock, Campbell Soup, from the Fund. We had a portfolio turnover rate of approximately 23 percent during 2006 as compared to 18 percent in 2005. This was lower than we expected due to a reduced level of selling during 2006 and resulted from the fact that the majority of BCF's stocks remain at attractive valuation levels. We expect that our portfolio turnover will increase over time as the portfolio matures and the stocks appreciate further.

As we look back at 2006, we are pleased with the returns we were able to generate and feel confident about the structure of the portfolio. We look forward to reporting to you on our progress during 2007.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.


--------------------------------------------------------------------------------

   FUND PERFORMANCE FOR PERIODS ENDED 12/31/06 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year       Since Inception (5/01/02)
                                --------       -------------------------
    Berwyn Cornerstone Fund      18.28%                 10.55%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN CORNERSTONE FUND SERIES (BCF) ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BCF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BCF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.



            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
      IN BERWYN CORNERSTONE FUND, S&P MID-CAP 400 INDEX AND S&P 500 INDEX


                               [GRAPHIC OMITTED]

                            April 2002   Dec 2002    Dec 2003   Dec 2004    Dec 2005   Dec 2006
                            ----------   --------    --------   --------    --------   --------
Berwyn Cornerstone Fund     $ 10,000     $  9,890    $ 11,580   $  12,818   $  13,510  $  15,970
S&P 500 Index               $ 10,000     $  8,271    $ 10,642   $  11,798   $  12,377  $  14,330
S&P Mid-Cap 400 Index       $ 10,000     $  8,047    $ 10,912   $  12,709   $  14,305  $  15,779

Past performance is not predictive of future performance.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
=================================================================================================================
                                                                                    BERWYN             BERWYN
                                                                   BERWYN           INCOME           CORNERSTONE
                                                                    FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in Securities:
  At Market Value (Cost $132,918,378, $220,207,210
     and $6,324,475 for Berwyn Fund, Berwyn Income
     Fund and Berwyn Cornerstone Fund, respectively)
     (Note 2)..............................................  $  150,668,927     $  226,155,618     $    7,496,845
Receivables:
  Dividends................................................         118,466            152,664              8,541
  Interest.................................................              --          2,258,070                 --
  Fund Shares Sold.........................................         110,647            169,200                275
  Investment Securities Sold...............................              --            657,295                 --
Prepaid Expenses...........................................          13,844             13,299              6,598
Other Assets...............................................              --              1,251                 --
                                                             --------------     --------------     --------------
     TOTAL ASSETS..........................................     150,911,884        229,407,397          7,512,259
                                                             --------------     --------------     --------------

LIABILITIES
Payables:
  Investment Securities Purchased..........................         390,679            242,223                 --
  Fund Shares Redeemed.....................................       1,571,447            216,750             50,078
  Accrued Investment Advisory Fees (Note 5)................         128,642             97,527              1,087
  Accrued Administration Fees (Note 5).....................          18,900             27,300              3,310
Other Accrued Expenses and Liabilities.....................          15,378             25,917              9,336
                                                             --------------     --------------     --------------
     TOTAL LIABILITIES.....................................       2,125,046            609,717             63,811
                                                             --------------     --------------     --------------

NET ASSETS.................................................  $  148,786,838     $  228,797,680     $    7,448,448
                                                             ==============     ==============     ==============

NET ASSETS CONSIST OF:
Paid-in Capital............................................  $  131,111,312     $  223,126,174     $    6,278,026
Accumulated Undistributed Net Investment Income............              57              8,079                 --
Accumulated Net Realized Losses............................         (75,080)          (284,981)            (1,948)
Net Unrealized Appreciation on Investment Securities.......      17,750,549          5,948,408          1,172,370
                                                             --------------     --------------     --------------
NET ASSETS.................................................  $  148,786,838     $  228,797,680     $    7,448,448
                                                             ==============     ==============     ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (NO PAR VALUE, UNLIMITED AUTHORIZED).....................       5,164,979         18,635,480            503,114
                                                             ==============     ==============     ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE...............  $        28.81     $        12.28     $        14.80
                                                             ==============     ==============     ==============

MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2)................  $        28.52     $        12.16     $        14.65
                                                             ==============     ==============     ==============

See Accompanying Notes to Financial Statements.


                                                                                                               15


THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
=================================================================================================================
                                                                                    BERWYN             BERWYN
                                                                   BERWYN           INCOME           CORNERSTONE
                                                                    FUND             FUND               FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends................................................  $    2,379,456     $    2,864,958     $      152,189
  Interest.................................................          74,295          9,375,314              1,448
                                                             --------------     --------------     --------------
     Total Investment Income...............................       2,453,751         12,240,272            153,637
                                                             --------------     --------------     --------------

EXPENSES
  Investment Advisory Fees (Note 5)........................       1,774,516          1,134,244             63,139
  Administration Fees (Note 5).............................         260,523            320,449             38,082
  Registration Fees........................................          41,307             31,147             21,319
  Professional Fees........................................          32,486             30,486             24,286
  Postage and Supplies.....................................          40,272             38,668              8,162
  Custodian Fees...........................................          41,518             24,328              5,836
  Report Printing..........................................          18,107             16,533              1,850
  Insurance................................................          13,170             18,492              1,403
  Trustees' Fees...........................................           8,800              8,800              8,800
  Other Expenses...........................................           5,513             31,143              7,100
                                                             --------------     --------------     --------------
     Total Expenses Before Fee Waivers by Advisor..........       2,236,212          1,654,290            179,977
     Less Fees Waived by Advisor...........................              --                 --            (53,700)
                                                             --------------     --------------     --------------

       Net Expenses........................................       2,236,212          1,654,290            126,277
                                                             --------------     --------------     --------------

       Net Investment Income...............................         217,539         10,585,982             27,360
                                                             --------------     --------------     --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net Realized Gains from Sales
     of Investment Securities..............................      13,398,313          4,798,815            315,402
  Net Change in Net Unrealized Appreciation
     (Depreciation) on Investment Securities...............      (5,029,398)         3,371,815            737,221
                                                             --------------     --------------     --------------

  Net Realized and Unrealized
     Gains on Investments..................................       8,368,915          8,170,630          1,052,623
                                                             --------------     --------------     --------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS................................  $    8,586,454     $   18,756,612     $    1,079,983
                                                             ==============     ==============     ==============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                                       BERWYN                      BERWYN
                                                           BERWYN                      INCOME                   CORNERSTONE
                                                            FUND                        FUND                        FUND
                                                -----------------------------------------------------------------------------------
                                                     YEAR          YEAR          YEAR          YEAR          YEAR         YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                   12/31/06      12/31/05      12/31/06      12/31/05      12/31/06      12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
  Net Investment Income (Loss).................. $    217,539  $    121,459  $ 10,585,982  $ 10,082,644  $     27,360  $    (6,417)
  Net Realized Gains from
     Sales of Investment Securities.............   13,398,313    16,089,609     4,798,815     5,077,708       315,402      120,176
  Net Change in Net Unrealized Appreciation
     (Depreciation) on Investment Securities....   (5,029,398)   (6,609,928)    3,371,815   (10,432,818)      737,221       97,389
                                                 ------------  ------------  ------------  ------------  ------------  -----------
     Net Increase in Net Assets
       Resulting from Operations................    8,586,454     9,601,140    18,756,612     4,727,534     1,079,983      211,148
                                                 ------------  ------------  ------------  ------------  ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income....................     (231,263)     (107,678)  (10,691,052)  (10,048,532)      (27,364)          --
  From Realized Gains from
     Sales of Investments.......................  (13,480,856)  (16,120,929)           --            --      (316,425)    (114,063)
                                                 ------------  ------------  ------------  ------------  ------------  -----------
     Net Decrease in Net Assets
       Resulting from Distributions.............  (13,712,119)  (16,228,607)  (10,691,052)  (10,048,532)     (343,789)    (114,063)
                                                 ------------  ------------  ------------  ------------  ------------  -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold.....................   71,169,429   129,598,261    40,622,909    85,827,117     1,597,602    2,914,363
  Net Asset Value of Shares Issued in
     Reinvestment of Distributions
     to Shareholders............................   13,357,734    15,650,642     9,685,700     9,150,517       342,754      114,063
  Proceeds from Redemption
     Fees Collected (Note 2)....................      350,885       225,854        33,297        64,036           293          572
  Shares Redeemed............................... (116,661,226)  (68,079,966)  (64,338,036)  (60,606,930)     (376,353)    (297,246)
                                                 ------------  ------------  ------------  ------------  ------------  -----------
     Net Increase (Decrease) in Net Assets from
       Capital Share Transactions...............  (31,783,178)   77,394,791   (13,996,130)   34,434,740     1,564,296    2,731,752
                                                 ------------  ------------  ------------  ------------  ------------  -----------

     Total Increase (Decrease) in Net Assets....  (36,908,843)   70,767,324    (5,930,570)   29,113,742     2,300,490    2,828,837

NET ASSETS
  Beginning of Year.............................  185,695,681   114,928,357   234,728,250   205,614,508     5,147,958    2,319,121
                                                 ------------  ------------  ------------  ------------  ------------  -----------
  End of Year................................... $148,786,838  $185,695,681  $228,797,680  $234,728,250  $  7,448,448  $ 5,147,958
                                                 ============  ============  ============  ============  ============  ===========
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME......................... $         57  $     13,781  $      8,079  $    113,149  $         --  $        --
                                                 ============  ============  ============  ============  ============  ===========

CAPITAL SHARES ISSUED AND REDEEMED
  Sold..........................................    2,345,050     4,115,647     3,372,269     7,169,924       113,739      224,185
  Reinvested....................................      460,612       521,862       806,541       770,685        23,019        8,661
  Redeemed......................................   (3,900,013)   (2,346,441)   (5,356,360)   (5,081,953)      (26,390)     (22,480)
                                                 ------------  ------------  ------------  ------------  ------------  -----------
  Net Increase (Decrease) from Fund
     Share Transactions.........................   (1,094,351)    2,291,068    (1,177,550)    2,858,656       110,368      210,366
  Shares Outstanding, Beginning of Year.........    6,259,330     3,968,262    19,813,030    16,954,374       392,746      182,380
                                                 ------------  ------------  ------------  ------------  ------------  -----------
  Shares Outstanding, End of Year...............    5,164,979     6,259,330    18,635,480    19,813,030       503,114      392,746
                                                 ============  ============  ============  ============  ============  ===========

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================================================
                                                                                 YEARS ENDED
                                                -----------------------------------------------------------------------------
                                                   12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............. $     29.67     $     28.96     $     24.78     $     17.23     $      20.07
                                                 -----------     -----------     -----------     -----------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)..................        0.05            0.02           (0.01)          (0.03)            0.05
  Net Realized and Unrealized Gains
     (Losses) on Securities.....................        1.91            3.48            5.64            8.66            (1.43)
                                                 -----------     -----------     -----------     -----------     ------------
     Total Income (Loss) from
       Investment Operations....................        1.96            3.50            5.63            8.63            (1.38)
                                                 -----------     -----------     -----------     -----------     ------------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........       (0.05)          (0.02)             --              --            (0.06)
  Distributions from Net Realized Gains.........       (2.82)          (2.83)          (1.48)          (1.08)           (1.40)
                                                 -----------     -----------     -----------     -----------     ------------
     Total Distributions........................       (2.87)          (2.85)          (1.48)          (1.08)           (1.46)
                                                 -----------     -----------     -----------     -----------     ------------

PROCEEDS FROM REDEMPTION FEES
 COLLECTED (NOTE 2).............................        0.05            0.06            0.03              --               --
                                                 -----------     -----------     -----------     -----------     ------------

NET ASSET VALUE, END OF YEAR.................... $     28.81     $     29.67     $     28.96     $     24.78     $      17.23
                                                 ===========     ===========     ===========     ===========     ============

TOTAL RETURN....................................       6.71%          12.18%          22.83%          50.01%           (6.88%)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's)............... $   148,787     $   185,696     $   114,928     $    51,784     $     32,279

  Ratio of Total Expenses to Average
     Net Assets.................................       1.26%           1.28%           1.20%           1.41%            1.29%

  Ratio of Net Investment Income (Loss)
     to Average Net Assets......................       0.12%           0.11%          (0.08%)         (0.13%)           0.25%

  Portfolio Turnover Rate.......................         38%             31%             23%             23%              32%


See Accompanying Notes to Financial Statements.


18

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================================================
                                                                                 YEARS ENDED
                                                -----------------------------------------------------------------------------
                                                   12/31/06        12/31/05        12/31/04        12/31/03        12/31/02
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............. $     11.85     $     12.13     $     11.74     $     10.64     $     10.32
                                                 -----------     -----------     -----------     -----------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income.........................        0.57            0.51            0.51            0.57             0.62
  Net Realized and Unrealized Gains
     (Losses) on Securities.....................        0.43           (0.28)           0.40            1.12             0.33
                                                 -----------     -----------     -----------     -----------     ------------
     Total Income from
     Investment Operations......................        1.00            0.23            0.91            1.69             0.95
                                                 -----------     -----------     -----------     -----------     ------------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........       (0.57)          (0.51)          (0.53)          (0.59)           (0.63)
                                                 -----------     -----------     -----------     -----------     ------------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2).......................        0.00*           0.00*           0.01              --               --
                                                 -----------     -----------     -----------     -----------     ------------

NET ASSET VALUE, END OF YEAR.................... $     12.28     $     11.85     $     12.13     $     11.74     $      10.64
                                                 ===========     ===========     ===========     ===========     ============

TOTAL RETURN....................................       8.65%           1.96%           7.98%          16.23%            9.38%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's)............... $   228,798     $   234,728     $   205,615     $   135,385     $     79,146

  Ratio of Total Expenses to
     Average Net Assets.........................       0.73%           0.72%           0.64%           0.67%            0.71%

  Ratio of Net Investment Income
     to Average Net Assets......................       4.67%           4.34%           4.54%           5.32%            6.16%

  Portfolio Turnover Rate.......................         31%             49%             48%             54%              39%


* Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.



                                                                                                                           19

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
================================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================================
                                                      YEAR            YEAR            YEAR            YEAR          PERIOD
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                                   12/31/06        12/31/05        12/31/04        12/31/03        12/31/02*
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............ $     13.11     $     12.72     $     11.58     $      9.89     $      10.00
                                                 -----------     -----------     -----------     -----------     ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)..................        0.06           (0.02)          (0.03)          (0.05)           (0.02)**
  Net Realized and Unrealized Gains
     (Losses) on Securities.....................        2.34            0.71            1.26            1.74            (0.09)**
                                                 -----------     -----------     -----------     -----------     ------------
     Total Income (Loss) from
     Investment Operations......................        2.40            0.69            1.23            1.69            (0.11)
                                                 -----------     -----------     -----------     -----------     ------------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........       (0.06)             --              --              --               --
  Distributions from Net Realized Gains.........       (0.65)          (0.30)          (0.09)             --               --
                                                 -----------     -----------     -----------     -----------     ------------
     Total Distributions........................       (0.71)          (0.30)          (0.09)             --               --
                                                 -----------     -----------     -----------     -----------     ------------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2).......................        0.00***         0.00***           --              --               --
                                                 -----------     -----------     -----------     -----------     ------------

NET ASSET VALUE, END OF PERIOD.................. $     14.80     $     13.11     $     12.72     $     11.58     $       9.89
                                                 ===========     ===========     ===========     ===========     ============

TOTAL RETURN....................................      18.28%           5.40%          10.62%          17.09%           (1.10%)##

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period..................... $ 7,448,448     $ 5,147,958     $ 2,319,121     $ 1,242,554     $    540,064

  Ratio of Total Expenses
     to Average Net Assets......................       2.85%           3.63%           5.46%          11.30%           39.09%+

  Ratio of Net Expenses
     to Average Net Assets #....................       2.00%           2.00%           1.99%           1.89%            1.62%+

  Ratio of Net Investment Loss
     to Average Net Assets......................      (0.42%)         (1.79%)         (3.85%)        (10.07%)         (38.30%)+

  Ratio of Net Investment Income (Loss)
     to Average Net Assets #....................       0.43%          (0.16%)         (0.38%)         (0.66%)          (0.83%)+

  Portfolio Turnover Rate.......................         23%             18%              7%             27%             18%


* Represents the period from the commencement of operations (May 1, 2002) through December 31, 2002.
**   Per share data was  calculated  using average  shares  outstanding  for the period.
***  Amount rounds to less than $0.01 per share.
##   Not annualized
+    Annualized
#    After advisory fee waivers and expense reimbursements by the Advisor.

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
  SHARES    COMMON STOCKS -- 97.2%                                     VALUE
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE -- 2.6%
   171,666  Ducommun, Inc.+ .....................................  $  3,927,718
                                                                   ------------

            AIRLINES -- 2.9%
   168,200  SkyWest, Inc. .......................................     4,289,100
                                                                   ------------

            AUTO MANUFACTURERS -- 2.8%
   271,375  Wabash National Corp. ...............................     4,097,762
                                                                   ------------

            BUILDING MATERIALS -- 0.2%
    23,290  Patrick Industries, Inc.+ ...........................       287,632
                                                                   ------------

            CHEMICALS -- 6.4%
   252,200  Hercules, Inc.+ .....................................     4,869,982
   192,000  Sensient Technologies Corp. .........................     4,723,200
                                                                   ------------
                                                                      9,593,182
                                                                   ------------
            COMMERCIAL PRINTING -- 5.9%
    93,717  Courier Corp. .......................................     3,637,157
   214,000  Ennis, Inc. .........................................     5,234,440
                                                                   ------------
                                                                      8,871,597
                                                                   ------------
            COMPUTERS -- 5.7%
   247,300  Agilysys, Inc. ......................................     4,129,910
   643,700  Ciber, Inc.+ ........................................     4,364,286
                                                                   ------------
                                                                      8,494,196
                                                                   ------------
            CONSUMER PRODUCTS -- 1.1%
    80,000  Oakley, Inc. ........................................     1,604,800
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 2.7%
   413,400  LaBranche & Co., Inc.+ ..............................     4,063,722
                                                                   ------------

            FOOD -- 7.7%
   248,000  Chiquita Brands International, Inc. .................     3,960,560
   354,325  Gold Kist, Inc.+ ....................................     7,440,825
                                                                   ------------
                                                                     11,401,385
                                                                   ------------
            HAND/MACHINE TOOLS -- 0.4%
    36,050  Hardinge, Inc. ......................................       542,553
                                                                   ------------

            HEALTH CARE - PRODUCTS -- 4.8%
 1,111,212  Microtek Medical Holdings, Inc.+ ....................     5,111,575
    42,651  Vital Signs, Inc. ...................................     2,122,740
                                                                   ------------
                                                                      7,234,315
                                                                   ------------
            HEALTH CARE - SERVICES -- 3.0%
   121,500  LifePoint Hospitals, Inc.+ ..........................     4,094,550
    26,000  RehabCare Group, Inc.+ ..............................       386,100
                                                                   ------------
                                                                      4,480,650
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            HOME FURNISHINGS -- 3.2%
    89,300  Hooker Furniture Corp. ..............................  $  1,400,224
   283,123  La-Z-Boy, Inc. ......................................     3,360,670
                                                                   ------------
                                                                      4,760,894
                                                                   ------------
            INSURANCE -- 5.6%
   322,400  American Equity Investment Life Co. .................     4,200,872
   105,843  FPIC Insurance Group, Inc.+ .........................     4,115,176
                                                                   ------------
                                                                      8,316,048
                                                                   ------------
            INTERNET -- 2.1%
   234,200  United Online, Inc. .................................     3,107,834
                                                                   ------------

            LEISURE TIME -- 2.2%
   236,500  Nautilus, Inc. ......................................     3,311,000
                                                                   ------------

            OIL & GAS -- 5.1%
   233,400  Callon Petroleum Co.+ ...............................     3,508,002
   115,300  Southwestern Energy Co.+ ............................     4,041,265
                                                                   ------------
                                                                      7,549,267
                                                                   ------------
            OIL & GAS SERVICES -- 8.5%
   159,994  Gulf Island Fabrication, Inc. .......................     5,887,779
   493,950  Input/Output, Inc.+ .................................     6,732,538
                                                                   ------------
                                                                     12,620,317
                                                                   ------------
            PRECISION INSTRUMENTS -- 2.4%
    92,984  MTS Systems Corp. ...................................     3,582,674
                                                                   ------------

            REAL ESTATE INVESTMENT TRUSTS -- 2.0%
   184,900  Equity Inns, Inc. ...................................     2,951,004
                                                                   ------------

            RECREATIONAL VEHICLES -- 2.7%
   283,925  Monaco Coach Corp. ..................................     4,020,378
                                                                   ------------

            RETAIL -- 5.1%
    75,100  IHOP Corp. ..........................................     3,957,770
   153,100  Kenneth Cole Productions, Inc. - Class A ............     3,672,869
                                                                   ------------
                                                                      7,630,639
                                                                   ------------
            SAVINGS & LOANS -- 0.6%
    61,943  CFS Bankcorp, Inc. ..................................       904,368
                                                                   ------------

            SEMICONDUCTORS -- 3.0%
   218,150  Cohu, Inc. ..........................................     4,391,360
                                                                   ------------

            SOFTWARE -- 3.0%
   339,500  Neoware Systems, Inc.+ ..............................     4,481,400
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.2% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS -- 3.1%
   433,287  Tollgrade Communications, Inc.+ .....................  $  4,579,843
                                                                   ------------

            TRANSPORTATION -- 2.4%
    92,800  YRC Worldwide, Inc.+ ................................     3,501,344
                                                                   ------------

            TOTAL COMMON STOCKS (Cost $126,846,433)..............  $144,596,982
                                                                   ------------


================================================================================
  SHARES    MONEY MARKET FUNDS -- 4.1%                                 VALUE
-------------------------------------------------------------------------------
 3,035,972  First American Government Obligations Fund - Class Y.  $  3,035,972
 3,035,973  First American Prime Obligations Fund - Class Y .....     3,035,973
                                                                   ------------
            TOTAL MONEY MARKET FUNDS (Cost $6,071,945)...........  $  6,071,945
                                                                   ------------

            TOTAL INVESTMENTS -- 101.3% (Cost $132,918,378)......  $150,668,927

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%)......    (1,882,089)
                                                                   ------------

            NET ASSETS -- 100.0%.................................  $148,786,838
                                                                   ============


+ Non-income producing security.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
  SHARES    COMMON STOCKS -- 23.7%                                     VALUE
--------------------------------------------------------------------------------
            AUTO PARTS -- 1.0%
   142,000  Gentex Corp. ........................................  $  2,209,520
                                                                   ------------

            BEVERAGES -- 1.1%
    55,000  Coca-Cola Co. .......................................     2,653,750
                                                                   ------------

            CHEMICALS -- 2.9%
    55,000  Dow Chemical Co. (The) ..............................     2,196,700
   150,337  Hawkins, Inc. .......................................     2,134,786
    46,100  Lubrizol Corp. (The) ................................     2,310,993
                                                                   ------------
                                                                      6,642,479
                                                                   ------------

            COMMERCIAL PRINTING -- 1.2%
   111,000  Ennis, Inc. .........................................     2,715,060
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 1.0%
    45,500  JPMorgan Chase & Co. ................................     2,197,650
                                                                   ------------

            ELECTRIC -- 2.5%
    63,000  Cleco Corp. .........................................     1,589,490
    65,600  Great Plains Energy, Inc. ...........................     2,086,080
    59,335  MGE Energy, Inc. ....................................     2,166,914
                                                                   ------------
                                                                      5,842,484
                                                                   ------------
            ELECTRONICS -- 1.0%
   212,590  Methode Electronics, Inc. ...........................     2,295,972
                                                                   ------------

            FOOD PRODUCTS -- 2.0%
    42,500  Campbell Soup Co. ...................................     1,652,825
    37,500  H.J. Heinz Co. ......................................     1,687,875
    40,000  Ingles Markets, Inc. - Class A ......................     1,191,200
                                                                   ------------
                                                                      4,531,900
                                                                   ------------
            GAS -- 1.6%
    52,400  Atmos Energy Corp. ..................................     1,672,084
    72,300  Vectren Corp. .......................................     2,044,644
                                                                   ------------
                                                                      3,716,728
                                                                   ------------

            MACHINERY - DIVERSIFIED -- 1.1%
    85,200  Tennant Co. .........................................     2,470,800
                                                                   ------------

            OIL & GAS -- 1.0%
    31,500  Chevron Corp. .......................................     2,316,195
                                                                   ------------

            OTHER FINANCIAL SERVICES -- 0.9%
   165,707  Medallion Financial Corp. ...........................     2,043,167
                                                                   ------------

            PACKAGING & CONTAINERS -- 1.0%
    62,229  Sonoco Products Co. .................................     2,368,436
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS --23.7% (CONTINUED)                          VALUE
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- 3.1%
    46,500  Abbott Laboratories .................................  $  2,265,015
    46,000  GlaxoSmithKline PLC - ADR ...........................     2,426,960
    93,500  Pfizer, Inc. ........................................     2,421,650
                                                                   ------------
                                                                      7,113,625
                                                                   ------------
            SEMICONDUCTORS -- 1.0%
   113,000  Intel Corp. .........................................     2,285,990
                                                                   ------------

            SOFTWARE -- 1.1%
    82,000  Microsoft Corp. .....................................     2,447,700
                                                                   ------------

            WASTE MANAGEMENT -- 0.2%
    20,000  American Ecology Corp. ..............................       369,800
                                                                   ------------

            TOTAL COMMON STOCKS (Cost $45,540,656)...............  $ 54,221,256
                                                                   ------------


================================================================================
  SHARES    PREFERRED STOCKS -- 0.9%                                   VALUE
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.9%
    17,100  Brandywine Realty Trust PFD C .......................  $    432,117
    50,600  Equity Inns, Inc. PFD B .............................     1,325,720
    11,650  Highwoods Properties, Inc. PFD B ....................       294,628
                                                                   ------------
            TOTAL PREFERRED STOCKS (Cost $2,020,838).............  $  2,052,465
                                                                   ------------


================================================================================
PAR VALUE   CORPORATE BONDS -- 55.8%                                   VALUE
--------------------------------------------------------------------------------
            AIRLINES -- 1.8%
$4,300,000  Southwest Airlines Co. 5.25%  10/01/14...............  $  4,153,564
                                                                   ------------

            BEVERAGES -- 0.3%
   750,000  Constellation Brands, Inc. 8.00%  02/15/08...........       766,875
                                                                   ------------

            CHEMICALS -- 2.2%
 4,112,000  Hercules, Inc. 6.60%  08/01/27.......................     4,106,860
 1,000,000  Union Carbide Corp. 6.70%  04/01/09..................     1,007,813
                                                                   ------------
                                                                      5,114,673
                                                                   ------------
            COMMERICAL SERVICES -- 3.6%
 4,003,000  Cenveo, Inc. 7.875%  12/01/13........................     3,842,880
 2,070,000  Equifax, Inc. 6.90%  07/01/28........................     2,274,704
 1,425,000  Service Corp. Intl.  6.50%  03/15/08.................     1,432,125
   746,000  Service Corp. Intl.  7.70%  04/15/09.................       773,975
                                                                   ------------
                                                                      8,323,684
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 55.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
            COSMETICS/PERSONAL CARE -- 1.8%
$4,278,000  Chattem, Inc. 7.00%  03/01/14........................  $  4,213,830
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 1.9%
 1,195,000  CIT Group, Inc. 4.75%  12/15/10......................     1,170,296
 2,000,000  CIT Group, Inc. 5.00%  02/13/14......................     1,932,850
 1,250,000  CIT Group, Inc. 5.125%  09/30/14.....................     1,214,141
                                                                   ------------
                                                                      4,317,287
                                                                   ------------
            ELECTRIC-- 6.1%
 4,400,000  Black Hills Corp. 6.50%  05/15/13....................     4,418,537
   110,000  Constellation Energy Group 7.00%  04/01/12...........       117,905
 4,175,000  Constellation Energy Group 4.55%  06/15/15...........     3,865,040
   703,000  PSEG Power, Inc. 7.75%  04/15/11.....................       759,591
 2,955,000  PSEG Power, Inc. 5.50%  12/01/15.....................     2,892,230
 1,884,000  PSI Energy, Inc. 6.52%  03/15/09.....................     1,921,424
                                                                   ------------
                                                                     13,974,727
                                                                   ------------
            ELECTRONICS -- 1.2%
    99,000  Anixter, Inc.  5.95%  03/01/15.......................        91,575
 2,658,000  Itron, Inc.  7.75%  05/15/12.........................     2,717,805
                                                                   ------------
                                                                      2,809,380
                                                                   ------------
            FOOD -- 1.8%
 1,250,000  Chiquita Brands International, Inc. 7.50%  11/01/14..     1,143,750
 1,998,000  Chiquita Brands International, Inc. 8.875%  12/01/15.     1,913,085
   980,000  H.J. Heinz Co. 6.00%  03/15/12.......................       995,350
                                                                   ------------
                                                                      4,052,185
                                                                   ------------
            HEALTH CARE - SERVICES -- 3.7%
 4,300,000  Humana, Inc. 6.30%  08/01/18.........................     4,331,347
 4,213,000  Triad Hospitals, Inc. 7.00%  11/15/13................     4,239,331
                                                                   ------------
                                                                      8,570,678
                                                                   ------------
            HOME BUILDERS -- 2.2%
 5,043,000  Champion Enterprises, Inc. 7.625%  05/15/09..........     4,967,355
                                                                   ------------

            INSURANCE -- 0.8%
 1,746,000  CNA Financial Corp. 6.60%  12/15/08..................     1,782,910
                                                                   ------------

            MEDIA -- 2.0%
 2,756,000  Comcast Corp. 5.30%  01/15/14........................     2,699,383
 1,664,000  TCI Communications, Inc. 7.875%  02/15/26............     1,900,241
                                                                   ------------
                                                                      4,599,624
                                                                   ------------
            METAL PRODUCTS -- 0.5%
 1,089,000  Valmont Industries, Inc. 6.875%  05/01/14............     1,079,471
                                                                   ------------

            OIL & GAS -- 0.5%
 1,175,000  ConocoPhillips 7.125%  03/15/08......................     1,208,805
                                                                   ------------

            PACKAGING & CONTAINERS -- 2.0%
 4,693,000  Silgan Holdings, Inc. 6.75%  11/15/13................     4,599,140
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 55.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
            PHARMACEUTICALS -- 3.5%
$3,872,000  Omnicare, Inc. 6.125%  06/01/13......................  $  3,707,440
 4,395,000  Valeant Pharmaceuticals Intl. 7.00%  12/15/11........     4,219,200
                                                                   ------------
                                                                      7,926,640
                                                                   ------------
            REAL ESTATE INVESTMENT TRUSTS -- 1.6%
   604,000  Health Care REIT, Inc. 7.50%  08/15/07...............       609,102
 1,000,000  Health Care REIT, Inc. 8.00%, 09/12/12...............     1,099,187
 2,000,000  Health Care REIT, Inc. 6.00%, 11/15/13...............     1,995,822
                                                                   ------------
                                                                      3,704,111
                                                                   ------------
            RETAIL -- 6.0%
 4,877,000  F.W. Woolworth Co. 8.50%  01/15/22...................     4,791,652
 4,470,000  Pantry, Inc. 7.75%  02/15/14.........................     4,497,938
 3,500,000  Wendy's Intl., Inc. 6.20%  06/15/14..................     3,387,031
 1,000,000  Wendy's Intl., Inc. 7.00%  12/15/25..................       932,631
                                                                   ------------
                                                                     13,609,252
                                                                   ------------
            TELECOMMUNICATIONS -- 6.5%
 2,000,000  Ameritech 6.875%  10/15/27...........................     2,038,678
   462,000  AT&T Corp. 7.75%  03/01/07...........................       463,444
 2,000,000  AT&T Corp. 6.50%  03/15/13...........................     2,081,464
 3,338,000  Cincinnati Bell, Inc. 8.375%  01/15/14...............     3,429,795
 1,157,000  GTE Northwest, Inc. 6.30%  06/01/10..................     1,179,784
 2,865,000  Nextel Communications, Inc. 7.375%  08/01/15.........     2,937,843
 1,200,000  Sprint Capital Corp. 6.875%  11/15/28................     1,201,210
 1,500,000  Verizon Communications, Inc. 4.75%  10/01/13.........     1,394,191
                                                                   ------------
                                                                     14,726,409
                                                                   ------------
            TOYS/GAMES/HOBBIES -- 1.8%
 1,565,000  Hasbro, Inc. 6.15%  07/15/08.........................     1,576,235
 2,500,000  Hasbro, Inc. 6.60%  07/15/28.........................     2,474,443
                                                                   ------------
                                                                      4,050,678
                                                                   ------------
            TRANSPORTATION -- 4.0%
 4,608,000  Bristow Group, Inc. 6.125%  06/15/13.................     4,354,560
 4,655,000  Yellow Roadway Corp. 8.25%  12/01/08.................     4,819,321
                                                                   ------------
                                                                      9,173,881
                                                                   ------------

            TOTAL CORPORATE BONDS (Cost $130,156,790)............  $127,725,159
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
PAR VALUE   U.S. TREASURY AND AGENCY OBLIGATIONS -- 11.8%              VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY BONDS -- 3.1%
$3,000,000  7.50% 11/15/16.......................................  $  3,645,468
 1,000,000  9.00% 11/15/18.......................................     1,375,078
 2,000,000  5.25% 11/15/28.......................................     2,097,344
                                                                   ------------
                                                                      7,117,890
                                                                   ------------

            U.S. TREASURY NOTES -- 5.1%
 3,000,000  3.375% 02/15/08......................................     2,947,617
 3,000,000  3.375% 10/15/09......................................     2,894,298
 3,000,000  4.00% 11/15/12.......................................     2,896,524
 3,000,000  4.00% 02/15/15.......................................     2,857,851
                                                                   ------------
                                                                     11,596,290
                                                                   ------------
                  FEDERAL HOME LOAN BANK -- 1.3%
 2,000,000  5.55% 10/19/09.......................................     1,997,486
 1,085,000  3.875% 06/04/10......................................     1,047,257
                                                                   ------------
                                                                      3,044,743
                                                                   ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.3%
 2,400,000  4.00% 05/20/10.......................................     2,325,898
 2,000,000  4.125% 04/15/14......................................     1,896,104
 1,098,000  4.00% 06/03/14.......................................     1,022,959
                                                                   ------------
                                                                      5,244,961
                                                                   ------------

            TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
             (Cost $27,336,072)..................................  $ 27,003,884
                                                                   ------------


================================================================================
PAR VALUE   COMMERCIAL PAPER -- 2.2%                                   VALUE
--------------------------------------------------------------------------------
$2,000,000  General Electric Co. 5.18%  01/04/07.................  $  2,000,000
 3,000,000  GMAC 5.46%  01/04/07.................................     3,000,000
                                                                   ------------
            TOTAL COMMERCIAL PAPER (Cost $5,000,000).............  $  5,000,000
                                                                   ------------


================================================================================
  SHARES    MONEY MARKET FUNDS -- 4.4%                                 VALUE
--------------------------------------------------------------------------------
 5,076,427  First American Government Obligations Fund - Class Y.  $  5,076,427
 5,076,427  First American Prime Obligations Fund - Class Y......     5,076,427
                                                                   ------------
            TOTAL MONEY MARKET FUNDS (Cost $10,152,854)..........  $ 10,152,854
                                                                   ------------

            TOTAL INVESTMENTS -- 98.8% (Cost $220,207,210).......  $226,155,618

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%........     2,642,062
                                                                   ------------

            NET ASSETS -- 100.0%.................................  $228,797,680
                                                                   ============


ADR  American Depositary Receipt sponsored by a U.S. depositary bank.

PFD  Preferred Stock

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
================================================================================
  SHARES    COMMON STOCKS -- 84.0%                                     VALUE
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE -- 1.5%
     1,465  General Dynamics Corp. ..............................  $    108,923
                                                                   ------------

            AUTO PARTS & EQUIPMENT -- 3.2%
     9,225  TRW Automotive Holdings Corp.+ ......................       238,651
                                                                   ------------

            BANKS -- 3.0%
     4,665  Webster Financial Corp. .............................       227,279
                                                                   ------------

            CHEMICALS -- 2.6%
     3,900  Lubrizol Corp. (The) ................................       195,507
                                                                   ------------

            COMPUTERS -- 3.6%
     6,535  Hewlett-Packard Co. .................................       269,177
                                                                   ------------

            DISTRIBUTION/WHOLESALE -- 2.9%
     3,100  CDW Corp. ...........................................       217,992
                                                                   ------------

            DIVERSIFIED FINANCIAL SERVICES -- 2.7%
     4,100  JPMorgan Chase & Co. ................................       198,030
                                                                   ------------

            ELECTRIC -- 5.3%
     2,550  Dominion Resources, Inc. ............................       213,792
     3,630  Progress Energy, Inc. ...............................       178,160
                                                                   ------------
                                                                        391,952
                                                                   ------------
            ENVIRONMENTAL CONTROL -- 3.3%
     6,780  Waste Management, Inc. ..............................       249,300
                                                                   ------------

            FOOD -- 5.3%
     4,730  Cambell Soup Co. ....................................       183,950
     4,605  H.J. Heinz Co. ......................................       207,271
                                                                   ------------
                                                                        391,221
                                                                   ------------
            HEALTH CARE - PRODUCTS -- 5.5%
     4,730  Baxter International, Inc. ..........................       219,425
     2,825  Johnson & Johnson ...................................       186,506
                                                                   ------------
                                                                        405,931
                                                                   ------------
            HEALTH CARE - SERVICES -- 2.4%
     8,473  Health Management Associates, Inc. - Class A ........       178,865
                                                                   ------------

            HOME FURNISHINGS -- 2.8%
     5,875  Ethan Allen Interiors, Inc. .........................       212,146
                                                                   ------------

            INSURANCE -- 3.4%
    12,205  UnumProvident Corp. .................................       253,620
                                                                   ------------


See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 84.0% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            LEISURE TIME -- 6.4%
     3,140  Harley-Davidson, Inc. ...............................  $    221,276
     7,915  Sabre Holdings Corp. - Class A ......................       252,409
                                                                   ------------
                                                                        473,685
                                                                   ------------
            OIL & GAS -- 7.7%
     4,305  Chevron Corp. .......................................       316,547
     5,200  Noble Energy, Inc. ..................................       255,164
                                                                   ------------
                                                                        571,711
                                                                   ------------
            PHARMACEUTICALS -- 5.8%
     4,055  Abbott Laboratories .................................       197,519
     9,100  Pfizer, Inc. ........................................       235,690
                                                                   ------------
                                                                        433,209
                                                                   ------------
            RETAIL -- 9.8%
     2,240  Best Buy Co., Inc. ..................................       110,185
     6,490  BJ's Wholesale Club, Inc.+ ..........................       201,904
     5,125  Home Depot, Inc. (The) ..............................       205,820
    39,180  Rite Aid Corp.+ .....................................       213,139
                                                                   ------------
                                                                        731,048
                                                                   ------------
            SEMI-CONDUCTORS -- 4.3%
    14,730  QLogic Corp.+ .......................................       322,440
                                                                   ------------

            TOYS/GAMES/HOBBIES -- 1.0%
     3,395  Mattel, Inc. ........................................        76,931
                                                                   ------------

            TRANSPORTATION -- 1.5%
     3,210  CSX Corp. ...........................................       110,520
                                                                   ------------

            TOTAL COMMON STOCKS (Cost $5,156,860)................  $  6,258,138
                                                                   ------------


================================================================================
  SHARES    EXCHANGE TRADED FUNDS -- 8.2%                              VALUE
--------------------------------------------------------------------------------
     2,805  iShares S&P MidCap 400/BARRA Value Index Fund .......  $    222,016
     4,855  Midcap SPDR Trust Series 1 ..........................       389,371
                                                                   ------------
            TOTAL EXCHANGE TRADED FUNDS (Cost $540,295)..........  $    611,387
                                                                   ------------


================================================================================
  SHARES    MONEY MARKET FUNDS -- 8.4%                                 VALUE
--------------------------------------------------------------------------------
   313,660  First American Government Obligations Fund - Class Y   $    313,660
   313,660  First American Prime Obligations Fund - Class Y .....       313,660
                                                                   ------------
            TOTAL MONEY MARKET FUNDS (Cost $627,320).............  $    627,320
                                                                   ------------

            TOTAL INVESTMENTS -- 100.6% (Cost $6,324,475)........  $  7,496,845

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%)......       (48,397)
                                                                   ------------

            NET ASSETS -- 100.0%.................................  $  7,448,448
                                                                   ============


+    Non-income producing security.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
================================================================================

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund's primary investment objective is to achieve long-term appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies used in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees.

SHARE VALUATION: The net asset value of each Fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the year ended December 31, 2006, proceeds from redemption fees totaled $350,885, $33,297 and $293, respectively, for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Berwyn Fund and the Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of the Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

COMMON EXPENSES: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2006:

                                                                    BERWYN         BERWYN
                                                  BERWYN            INCOME      CORNERSTONE
                                                   FUND              FUND           FUND
                                               -------------    -------------   ------------
Purchases of investment securities...........  $  62,290,841    $  53,265,048   $  2,578,020
                                               =============    =============   ============

Proceeds from sales and maturities
  of investment securities...................  $  78,778,515    $  86,364,850   $  1,331,832
                                               =============    =============   ============

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

4. TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                    ------------------------------------------------------------
                                       YEAR          ORDINARY       LONG-TERM         TOTAL
                                       ENDED          INCOME      CAPITAL GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Berwyn Fund......................... 12/31/2006   $    241,209    $  13,470,910   $  13,712,119
                                     12/31/2005   $    213,647    $  16,014,960   $  16,228,607
------------------------------------------------------------------------------------------------
Berwyn Income Fund.................. 12/31/2006   $ 10,691,052    $          --   $  10,691,052
                                     12/31/2005   $ 10,048,532    $          --   $  10,048,532
------------------------------------------------------------------------------------------------
Berwyn Cornerstone Fund............. 12/31/2006   $     35,583    $     308,206   $     343,789
                                     12/31/2005   $      8,746    $     105,317   $     114,063
-----------------------------------------------------------------------------------------------

The tax character of distributable earnings at December 31, 2006 was as follows:

                                                                    BERWYN         BERWYN
                                                  BERWYN            INCOME      CORNERSTONE
                                                   FUND              FUND           FUND
                                               -------------    -------------   ------------
Tax Cost of Portfolio Investments............  $ 132,993,665    $ 220,222,702   $  6,326,447
                                               =============    =============   ============
Gross Unrealized Appreciation................  $  23,329,618    $   9,807,803   $  1,198,009
Gross Unrealized Depreciation................     (5,654,356)      (3,874,887)       (27,611)
                                               -------------    -------------   ------------
Net Unrealized Appreciation on Investments...     17,675,262        5,932,916      1,170,398
Undistributed Ordinary Income................             57            8,079             13
Undistributed Long-Term Gains................            207               --             11
Capital Loss Carryforwards...................             --         (269,489)            --
                                               -------------    -------------   ------------
Total Distributable Earnings.................  $  17,675,526    $   5,671,506   $  1,170,422
                                               =============    =============   ============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2006, the Berwyn Income Fund had a capital loss carryforward of $269,489, which expires on December 31, 2009. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2006, the Berwyn Income Fund utilized capital loss carryforwards of $4,796,518 to offset current year realized gains.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

5. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to the Berwyn Cornerstone Fund, for the year ended December 31, 2006, the Advisor contractually agreed to reduce its fees as necessary to maintian the Fund's ratio of expenses to average net assets at 2.0%. In addition, the Advisor has decided to reimburse certain expenses of the Fund so that the Fund may maintain a ratio of expenses to average net assets of 2.0%. The Advisor may, however, discontinue reimbursement of these expenses at any time. During the year ended December 31, 2006, the Advisor waived investment advisory fees of $53,700.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 410,732 shares, 277,487 shares and 138,998 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2006.

During the year ended December 31, 2006, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $95,670, $33,680 and $8,928, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. REOPENING OF THE BERWYN FUND SERIES TO NEW INVESTORS

Effective as of December 1, 2006, the Berwyn Fund was reopened for investment to new investors. Shares of the Berwyn Fund are also available for exchange from other series of the Trust, subject to the exchange limitation and any applicable redemption fees described under "Exchange of Shares" in the Prospectus.

The Trust reserves the right to close any Fund to new investors or to otherwise limit future sales of shares.

8. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2006
================================================================================

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year and period ended December 31, 2002 were audited by other auditors whose report dated February 26, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                 /s/  BRIGGS, BUNTING & DOUGHERTY, LLP

                                 BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
January 19, 2007

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Funds' ongoing costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the current period and the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (CONTINUED) (UNAUDITED)
================================================================================

                                                        BEGINNING        ENDING
                                                      ACCOUNT VALUE     ACCOUNT VALUE    EXPENSES PAID
                                                      JULY 1, 2006    DECEMBER 31, 2006  DURING PERIOD*
                                                    ----------------  ----------------   ---------------
BERWYN FUND
Based on Actual Fund Return.........................  $   1,000.00      $   1,083.20     $     6.72
Based on Hypothetical 5% Return (before expenses)...  $   1,000.00      $   1,018.75     $     6.51

BERWYN INCOME FUND
Based on Actual Fund Return.........................  $   1,000.00      $   1,068.50     $     3.81
Based on Hypothetical 5% Return (before expenses)...  $   1,000.00      $   1,021.53     $     3.72

BERWYN CORNERSTONE FUND
Based on Actual Fund Return.........................  $   1,000.00      $   1,122.90     $    10.70
Based on Hypothetical 5% Return (before expenses)...  $   1,000.00      $   1,015.12     $    10.16

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Berwyn Fund                1.28%
                           Berwyn Income Fund         0.73%
                           Berwyn Cornerstone Fund    2.00%



FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended December 31, 2006. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $241,209, $2,210,848 and $35,583, respectively, as Qualified Dividend Income, which may be subject to a maximum tax rate of 15%.

Berwyn Fund and Berwyn Cornerstone Fund designate $13,470,910 and $308,206, respectively, as long-term capital gains distributions paid during the year.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

--------------------------------------------------------------------------------------------------------------
                                                                   Position Held              Length of
Trustee                    Address                          Age    with the Trust             Time Served
--------------------------------------------------------------------------------------------------------------
* Robert E. Killen         1199 Lancaster Avenue            66     President and Trustee      Since
                           Berwyn, PA  19312                                                  February 1983**
--------------------------------------------------------------------------------------------------------------
  Denis P. Conlon          1199 Lancaster Avenue            59     Trustee                    Since
                           Berwyn, PA  19312                                                  June 1992**
--------------------------------------------------------------------------------------------------------------
  Deborah D. Dorsi         1199 Lancaster Avenue            51     Trustee                    Since
                           Berwyn, PA  19312                                                  April 1998**
--------------------------------------------------------------------------------------------------------------
* Kevin M. Ryan            1199 Lancaster Avenue            59     Vice President and Chief   Since
                           Berwyn, PA  19312                       Compliance Officer         October 2004***
--------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey         225 Pictoria Drive, Suite 450,   49     Vice President             Since
                           Cincinnati, OH 45246                                               April 2005
--------------------------------------------------------------------------------------------------------------
  Mark J. Seger            225 Pictoria Drive, Suite 450,   45     Treasurer                  Since
                           Cincinnati, OH 45246                                               April 2005
--------------------------------------------------------------------------------------------------------------
  John F. Splain           225 Pictoria Drive, Suite 450,   50     Secretary                  Since
                           Cincinnati, OH 45246                                               April 2005
--------------------------------------------------------------------------------------------------------------

* Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.

** Reflects length of time served as a Trustee to the Trust and as a Director of the Trust's predecessor entities, prior to the reorganization in April 1999.

*** Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and sole shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel and Chief Compliance Officer to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing  Director  of Ultimus  Fund  Solutions,  LLC (the
Trust's  administrator)  and  Ultimus  Fund  Distributors,   LLC  (a  registered
broker-dealer).

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(CONTINUED) (UNAUDITED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and Executive Officers may be found in the Funds' Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-992-6757.


THE BERWYN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================


A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form
N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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








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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Denis P. Conlon. Mr. Conlon is "independent" for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,500 and $29,500 with respect to the registrant's fiscal years ended December 31, 2006 and 2005, respectively.

     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,500 and $6,000 with respect to the registrant's fiscal years ended December 31, 2006 and 2005, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) During the fiscal years ended December 31, 2006 and 2005, aggregate non-audit fees of $7,500 and $6,000, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto






Exhibit 99.CODE ETH      Code of Ethics


Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act


Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds
             --------------------------------------------------------



By (Signature and Title)*          /s/ Robert E. Killen
                                 ------------------------------------
                                 Robert E. Killen, President


Date        February 27, 2007
      ------------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*         /s/ Robert E. Killen
                                 ------------------------------------
                                 Robert E. Killen, President


Date        February 27, 2007
      ------------------------------------




By (Signature and Title)*         /s/ Mark J. Seger
                                 ------------------------------------
                                 Mark J. Seger, Treasurer


Date        February 27, 2007
      ------------------------------------




* Print the name and title of each signing officer under his or her signature.